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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated May 1, 2000 included in Ashford.com, Inc.'s Form 10-K for the year ended March 31, 2000 and to all references to our firm included in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP

Houston, Texas

March 21, 2001